UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2007 (February 23, 2007)

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XSTREAM BEVERAGE NETWORK, INC.

(Exact name of Registrant as Specified in its Charter)

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Nevada	331-30158A	05-0547629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 South University Drive

Suite 220

Plantation, Florida  33324

(Address of Principal Executive Offices, including Zip Code)

(954) 473-0850

(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01

Completion of Acquisition or Disposition of Assets

On February 23, 2007, XStream Beverage Network, Inc. (the “Company”) completed the sale of its wholly owned subsidiary, Beverage Network of Maryland, Inc., to Global Beverage Solutions, Inc. (“Global Beverage”). The transaction was structured as a merger of Beverage Network of Maryland, Inc. into Global Merger Corp., a wholly-owned subsidiary of Global Beverage, under the Agreement and Plan of Merger between the parties dated January 31, 2007, as amended on February 23, 2007.

Based in Jessup, Maryland, Beverage Network of Maryland, Inc. engages in the distribution of beverages in the Mid-Atlantic States. Global Beverage is a registered business development company which invests in a portfolio of companies in the beverage industry.

As part of the transaction, the Company received 60,500,000 shares in Global Beverage common stock. In addition, Global Beverage issued a $2 million note payable to the Company of which $229,000 was paid at closing.

A copy of the Agreement and Plan of Merger, dated January 31, 2007 (Exhibit 2.1) was previously filed on Form 8-K on February 7, 2007. A copy of Amendment No. 1 to the Agreement and Plan of Merger, dated February 23, 2007, is attached hereto as Exhibit 2.2. A copy of the Press Release, issued on March 1, 2007, announcing the completion of the transaction is attached hereto as Exhibit 99.1.

Item 5.02

Departure of Directors or Certain Officers

As part of the transaction specified in Item 2.01 hereinabove, Jerry Pearring, the Company’s President and a member of the Company’s Board of Directors resigned from his positions with the Company, effective February 23, 2007. Mr. Pearring leaves the Company to become a member of the Board of Directors of Global Beverage and will be Global Beverage’s Chief Executive Officer, both effective February 23, 2007.

Item 9.01

Financial Statements and Exhibits.

(a) – (b)

For the transaction specified in Item 2.01, the Company shall provide financial statements for Global Beverage for the periods specified in Rule 3-05(b) of Regulation S-X. These financial statements will be filed as an amendment to this Form 8-K within 71 calendar days from the date of this Form 8-K.

(c)

Not applicable.

(d)

Exhibits:

Exhibit Number	Description of Exhibit
*2.1	Agreement and Plan of Merger between Beverage Network of Maryland, Inc., XStream Beverage Network, Inc., Global Merger Corp. and Global Beverage Solutions, Inc., dated January 31, 2007
2.2

Amendment No. 1 to the Agreement and Plan of Merger between Beverage Network of
Maryland, Inc., XStream Beverage Network, Inc., Global Merger Corp. and Global
Beverage Solutions, Inc., dated February 23, 2007

99.1	Press Release issued by XStream Beverage Network, Inc. on March 1, 2007

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*

Previously filed on Form 8-K on February 7, 2007 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2007

XSTREAM BEVERAGE NETWORK, INC.

By:	/s/ TED FARNSWORTH
Ted Farnsworth, Chief Executive Officer

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